UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    Form 8-K


                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 29, 1999



                             Donnebrooke Corporation
             (Exact name of registrant as specified in its charter)

                        Commission File Number: 33-25900


           Delaware                                          75-2228820
(State or other jurisdiction of                        (IRS Employer ID Number)
incorporation or organization)

                16910 Dallas Parkway, Suite 100, Dallas TX 75248
          (Address of principal executive offices, including zip code)

                                 (972) 248-1922
              (Registrant's telephone number, including area code)

Item 5 - Other Events

On July 29, 1999, effective at the close of business on July 30, 1999, the Company's Board of Directors approved and authorized a three (3) for one (1) stock dividend. This action increased the issued and outstanding shares from 3,940,372 to 11,821,116. There was no significant impact on the Company's financial statements or financial condition as a result of this action.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                         DONNEBROOKE CORPORATION


August    31   , 1999                     /s/ Kevin B. Halter, Jr.
       --------                         ----------------------------------------
                                                            Kevin B. Halter, Jr.
                                             President, Chief Executive Officer,
                                        Principal Financial Officer and Director





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